UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2024

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Customers Bancorp, Inc. (the “Company”) on May 28, 2024, the shareholders approved an amendment to the Company’s 2019 Stock Incentive Plan which provides for an increase in the total number of shares of the Company’s common stock authorized under that plan by 750,000, from 2,570,325 to 3,320,325. The terms and conditions of the Company’s 2019 Stock Incentive Plan, as amended, are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2024.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 28, 2024 for the purpose of considering and acting upon the below proposals. A total of 31,521,930 shares were outstanding and entitled to vote at the Annual Meeting. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions as to each such matter or nominee, are set forth below.

1.To elect the following three Class I directors of the Company to serve a three-year term.

	FOR	WITHHELD	BROKER NON-VOTES
Jay S. Sidhu	24,375,783	9,448	2,256,092
Robert J. Buford	23,429,357	32,285	2,256,092
Rajeev V. Date	24,101,317	16,597	2,256,092

The following additional directors continued in office after the Annual Meeting: Andrea R. Allon, Bernard B. Banks, Robert N. Mackay, Daniel K. Rothermel, T. Lawrence Way and Steven J. Zuckerman.

2.    To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
27,515,645	112,888	11,118

There were no broker non-votes on the proposal.

3.    To approve, on an advisory basis, our named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,701,922	585,984	95,653	2,256,092

4.    To approve, on an advisory basis, the frequency of future votes to approve the compensation for our named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
23,125,637	6,132	2,199,415	52,375	2,256,092

5.    To approve an amendment to the Company’s 2019 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,499,060	9,818,391	66,108	2,256,092

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: May 29, 2024